SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report - December 9, 1997

                     CODORUS VALLEY BANCORP, INC.
                    ------------------------------
       (Exact name of registrant as specified in its charter)


 Pennsylvania               0-15536             23-2428543
---------------            ---------           -----------
(State or other          (Commission File     (IRS Employer
 jurisdiction of              Number)         Identification
 incorporation)                                   Number)


105 Leader Heights Road
    P. O. Box 2887
 York, Pennsylvania                          17405-2887
-----------------------                  ------------------
(Address of principal executive              (Zip Code)
 offices)

Registrant's telephone number including area code: (717) 846-1970
                                                    -------------

                               N/A
     -------------------------------------------------------
   (Former name or former address, if changed since last report)




              Page 1 of 6 Sequentially Numbered Pages
               Index to Exhibits Found on Page 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On December 9, 1997, the Issuer released a Press
          Release, attached as Exhibit 99, announcing a two-for-one stock split, effected in the form of a 100% stock dividend.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

          99   Press Release, of Registrant, dated December 9,
               1997, re: Two-for-One Stock Split.

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CODORUS VALLEY BANCORP, INC.
                                 (Registrant)

Dated: December 11, 1997         /s/ Larry J. Miller
                                  ------------------------------
                                  Larry J. Miller, President and
                                  Chief Executive Officer
                                  (Principal Executive Officer)

:78871

                         EXHIBIT INDEX

                                                 Page Number
                                                 in Manually
Exhibit                                         Signed Original
--------                                        ----------------

  99        Press Release, of Registrant,              6
            dated December 9, 1997,
            re: Two-for-One Stock Split.